Exhibit 99.2 Toorak Capital Transaction Overview August 2026

33 40 89 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Exchange Act, 240 as amended, including, but not limited to, statements that relate to the anticipated benefits of the transaction and the expected synergies from the transaction. Forward- 133 looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond Velocity Financial Inc.’s (the “Company,” “we,” “us” or “our”) 33 control. The Company cautions that the forward-looking information contained in this presentation is not a guarantee of future events, and that actual events and results may differ materially from those made in, or suggested by, the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” or “continue,” or the negative 69 thereof, or variations thereon, or similar terminology. 69 A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, but 71 not limited to: (i) the risk that the proposed transaction between the Company and Toorak Capital LLC (“Toorak”) may not be completed in a timely manner or at all, which may adversely affect our business; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory 102 approvals; (iii) the occurrence of any event, change, or circumstance that could give rise to the termination of the acquisition; (iv) the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) unexpected costs, charges, or expenses resulting from the 152 proposed transaction; and (vi) other risks described in the risk factors set forth in the Company’s filings with the SEC, including the most recent Annual Report on Form 10-K, 41 filed with the SEC on March 12, 2026 and Quarterly Report on Form 10-Q filed with the SEC on August 6, 2026. Any forward-looking information presented herein is made only as of the date of this presentation. Except as required by applicable law, the Company does not undertake any 84 obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. 99 This presentation also contains information showing combined 2025 figures for the Company’s and Toorak’s production volume, product offering mix, direct and third-party 193 origination mix, and duration profile. Such information does not purport to reflect what such figures would have been had the proposed transaction been completed at any historical date or to reflect production volume or other characteristics for the Company after giving effect to the proposed transaction, and should not be regarded as a prediction or forecast. 2 161 217 231 175 2 53 103 151 2

33 40 89 Transaction Overview 240 133 — Toorak is a business purpose loan origination and asset management platform with omnichannel capabilities and $20.3bn 33 (1) originations since inception — Velocity has entered into a definitive agreement to acquire the operating platform of Toorak Capital from funds advised by 69 (2) affiliates of KKR for a purchase price of $63 million 69 71 — Toorak has also entered into separate agreements with a third-party investment firm for the purchase of Toorak’s existing portfolio of business-purpose loans (“BPL”) 102 — Velocity will also enter into an agreement with the third-party investment firm to manage Toorak’s existing BPL (~$3bn across (3) Transaction 152 whole loans and securitizations), meaningfully increasing Velocity’s total assets under management to ~$10bn UPB Summary 41 — The acquisition of Toorak’s platform is anticipated to add a capital-light, high-return business with diversified origination channels and product suite, and add fee-based revenue streams (origination-related fees, servicing / asset management fees) through forward loan sale agreements 84 99 — Toorak will continue operating under its existing brands and leadership team as a subsidiary of Velocity following closing, with 193 Founder & CEO John Beacham joining Velocity as Executive Vice President — The transaction is structured as a 100% cash purchase at closing using cash from balance sheet 2 — Expected to close in the fourth quarter of 2026, subject to customary closing conditions 161 217 — Transaction diversifies Velocity’s lending business product wise, geographically and by origination channels 231 (3) 175 — Transaction is expected to meaningfully expand the scale of Velocity’s origination (+76%) and servicing (+39%) platform 2 (4) — Transaction creates a more balanced mix of short-and long-duration lending products Strategic and Financial Impacts — Expected to be accretive to GAAP earnings in 2027 and beyond 53 (4) 103 — Attractive return on equity profile 151 — Expected to earn back book value dilution (estimated to be 4-6%) in approximately three years 1. As of 7/31/2026 based on original maximum loan amount in U.S. dollars. 2. Purchase price is subject to certain customary adjustments specified in equity purchase agreement. 3. Company loan portfolio as of 6/30/2026 and Toorak loan portfolio as of 5/31/2026. Origination volumes are based on Company FY 2025 and Toorak FY 2025 data and exclude TCP U.S. production, except for the DSCR product. 3 4. Based on Toorak FY 2025 financial performance.

33 40 Toorak is a Premier Business-Purpose Loan Sourcing and 89 Asset Management Platform 240 133 (1) Toorak Overview Key Statistics 33 — Founded in 2016 with capital backing from KKR 69 <10 bps $2.9bn $20.3bn — Instrumental in the growth of the U.S. and U.K. residential 69 Cumulative Net Principal transitional loan (“RTL”) markets Lifetime Funded FY 2025 Production 71 (5) (4) Losses (2) Volume Volume — Full-service business-purpose loan product suite across RTL, 102 ground-up construction (“GUC”), and DSCR loans secured by 152 residential properties ~$3bn 41 15 Months ~280 Closing Date Loan — Substantial investments in proprietary in-house technology, Average Duration of (3) Employees (4) (6) Portfolio Managed RTL Assets analytics and overall platform infrastructure to drive scale 84 99 193 Business Segments 2 161 217 231 175 Retail channel directly sources and originates loans Acquires funded and closed loans Funds loans sourced by correspondent 2 and Broker / Table Funding channel funds loans from from correspondent partners partners at closing correspondent partners at closing 53 103 29% 34% 37% 151 (1) (1) (1) of FY 2025 Production Volume of FY 2025 Production Volume of FY 2025 Production Volume 1. As of 12/31/2025 unless otherwise noted. 2. Production based on TCP U.S. and TCP U.K. maximum loan amount. 3. Approximate total employees as of 6/30/26. 4. As of 7/31/2026. Lifetime Funded Volume based on TCP U.S. and TCP U.K. maximum loan amount. 5. Reflects cumulative net principal losses incurred across lifetime U.S. and U.K. single-family and multifamily transitional loan (RTL and GUC) activity. 4 6. Reflects approximate weighted average life of all paid-off U.S. single-family and multifamily transitional loans (RTL and GUC) held by Toorak since inception.

33 40 89 Transaction Merits 240 133 33 Significantly Increases the Scale of Velocity’s Origination Platform (1) — Meaningfully increases production volume from ~$2.7bn to ~$4.8bn+ 1 69 — Expected to enhance operating leverage from low-cost originator and market positioning 69 71 102 Broadens and Diversifies Velocity’s Product Offerings — Meaningfully expands RTL including GUC, creating a more balanced mix of short- and long-duration lending products 152 2 — Adds direct-to-consumer origination capabilities in the U.S. via Toorak’s Merchants segment 41 84 99 Expands Market Reach into the U.K. 193 — Establishes an immediate U.K. operating presence 3 — Provides relationships, expertise, and underwriting infrastructure to support scalable growth in a large, adjacent market 2 161 217 Adds Tech-Driven Underwriting and Servicing Platform — Servicing platform augments Velocity’s strong system and allows for around-the-clock capabilities 4 231 — Integrated and proprietary workflow systems (e.g., ToorakConnect / MerchantsConnect) enhance automation and data quality 175 2 Provides a Diversified, Capital-Light Revenue Platform 53 — Toorak platform is anticipated to increase contribution from recurring, fee-based revenue, complementing existing net interest margin 5 103 — Expected post-closing loan sales to forward flow partners support scalable growth without meaningful balance sheet impact 151 1. Based on Company FY 2025 and Toorak FY 2025 data (excluding TCP U.S. production except for the DSCR product). 5

33 40 89 Scales and Diversifies Velocity’s Origination Platform 240 (1) 133 The Transaction Nearly Doubles Production Volume, Diversifies Product Offerings and Expands Origination Channels 33 69 / Combined 69 71 Significant Increase in 102 $2.7bn $2.1bn $4.8bn Production 152 Volume 41 84 50% 41% 6% 3% 9% 86% 2% 29% 28% 40% 2% 1% 3% 99 Diversified Traditional Commercial Investor 1-4 Rental Short-Term Investor 1-4 Rental Investor 1-4 Rental Traditional Commercial 193 Product Single-Family GUC Multifamily Offerings Multifamily Short-Term Short-Term Multifamily Single-Family GUC 2 161 217 Direct 100% 60% 40% 83% 17% Origination 231 Capabilities Third-Party Direct Third-Party Direct Third-Party Direct 175 2 53 9% 91% Balanced 94% 6% 58% 42% 103 Duration Profile 151 Long-Term Short-Term Long-Term Short-Term Long-Term Short-Term 1. Reflects Company FY 2025 and Toorak FY 2025 data (excluding TCP U.S. production except for the DSCR product). 6

33 40 89 Adds New Channels of Origination & Proprietary Technology 240 133 Introduces Direct & Correspondent Origination Channels… …Powered by Proprietary Platform Technology 33 Toorak’s unique omnichannel asset sourcing engine will broaden the borrower Toorak’s proprietary technology and analytics platform is expected to enhance universe and position Velocity’s platform for scalable growth digital origination, improve underwriting efficiency, and further strengthen 69 credit risk management 69 71 Direct Channel Correspondent Channel AI-enabled loan aggregation and workflow platform 102 digitizing sourcing, underwriting, QA/QC, settlement 152 and document review across the loan lifecycle Toorak 41 Connect 84 Direct Retail: U.S. Correspondent: 99 • Directly sources and originates — Originations sourced and funded 193 loans in the U.S. by correspondent partners AI-enabled loan origination and CRM platform • 35+ sales professionals across — Toorak U.S. acquires closed 2 streamlines sourcing, documentation and workflows the U.S. loans 161 while automating manual processes Merchants 217 Connect Direct Broker / Table Funding: U.K. Table Funding: 231 • Borrowers and transactions — Originations sourced by 175 sourced by wholesale brokers correspondent partners 2 • Merchants directly funds the loan — Toorak U.K. directly funds the Centralized data infrastructure supporting to the borrower at transaction loan to the borrower at enterprise-wide analytics, reporting, credit 53 closing transaction closing underwriting and risk decision-making Data 103 Warehouse 151 7

33 40 89 Expands Velocity’s Geographic Footprint 240 Further U.S. Diversification… …And Strategic U.K. Expansion 133 Establishing direct origination presence in the U.S. via Merchants, which has grown Like the U.S. housing market, dynamics around aging housing stock and 33 ~2x since being acquired by Toorak in 2022 and continues to expand nationally insufficient new housing starts to support the outlook for a robust U.K. RTL market 69 Loan Production Volume by Geography (LTM December 2025) 69 71 102 152 41 84 99 193 2 161 217 231 175 2 Greater London: ~$409mm (51%) $10-50 mm >$100mm $50-100mm $0-10 mm Not Active >$100mm $50-100mm $10-50mm $0-10mm Not Active 53 103 Since launching its U.K. channel in 2017, Toorak has sourced loans through 30+ Merchants maintains a strong presence in core western states 151 correspondent partners, with a strong presence across Greater London and (AZ, CA, CO, OR, and WA) Southeast regions Note: Data as of FY 2025. 8

33 40 89 Provides a Capital-Light Platform with Attractive ROE Profile 240 Diversified Revenue Streams and Capital-Efficient Growth Support Higher Returns 133 33 69 69 Increases fee-based income to complement net interest margin – capital-light economics driven by upfront 71 fees, servicing income, and retained interest-only strip income 102 152 41 Asset management agreement on ~$3bn closing date loan portfolio meaningfully increases Velocity’s AUM 84 and delivers asset management / servicing income 99 193 2 161 Loan sales to forward flow partners following closing are expected to support origination growth / scale with 217 limited capital requirement 231 175 2 High-ROE platform anchored in high-margin RTL products, fee-driven earnings, and a capital efficient model 53 103 151 Note: Based on historic data. 9